               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 17, 2002


                                [KEYCORP LOGO]
                                   KeyCorp
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Ohio                               0-850                            34-6542451
-------------------------------     --------------------------    ------------------------------------
(State or other jurisdiction of       Commission File Number      (I.R.S. Employer Identification No.)
incorporation or organization)



  127 Public Square, Cleveland, Ohio                                           44114-1306
----------------------------------------                          -------------------------------------
(Address of principal executive offices)                                       (Zip Code)



      Registrant's telephone number, including area code: (216) 689-6300

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 17, 2002, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2002. This press release, dated April 17, 2002, is attached as Exhibit 99.1 to this report.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99.1 The Registrant's April 17, 2002, press release announcing its earnings results for the three-month period ended March 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On April 17, 2002, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

                                                                       Annex A

                          FIRST QUARTER 2002 REVIEW



                                [KEYCORP LOGO]


                                APRIL 17, 2002

                                                   [KEYCORP LOGO]

               PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                     FORWARD-LOOKING STATEMENT DISCLOSURE

               The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2002 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.



                                                   [KEYCORP LOGO]

               FIRST QUARTER REVIEW


               - Introduction             B. Somers
               - Overview                 H. Meyer
               - Financial Review         L. Irving
               - Asset Quality            K. Blakely
               - Outlook / Q&A            B. Somers


                                                   [KEYCORP LOGO]

               OVERVIEW

               - Completed PEG initiative
               - Continued progress on strategic initiatives
                 - Reduced auto loan/ leases by $1.4 billion
                 - Run-off portfolio reduced by $670 million
               - Increased dividend 37th consecutive year
               - Announced management changes
               - Enhanced client focus


                                                   [KEYCORP LOGO]

               FINANCIAL HIGHLIGHTS - 1Q02

               - EPS of $0.56 exceeds consensus estimate
               - Solid, clean quarter
               - Strong expense management

                                                   [KEYCORP LOGO]

               NET INTEREST INCOME & MARGIN (TE)

                  $ in millions

                                    [CHART]


                                        1Q01      2Q01       3Q01     4Q01      1Q02

               Net interest income      $695      $719       $730     $726      $702
               Net Interest Margin      3.63%     3.77%      3.85%    3.98%      3.93%
               Avg. Earning Assets   $76,872   $76,546    $75,687  $72,706    $71,981


                                                   [KEYCORP LOGO]

               NET INTEREST MARGIN (TE)
               4Q01 VS. 1Q02

               Net Interest Margin 4Q01           3.98%

               Seasonal Factors                     (3)
               Deposit Mix/ Spreads                 (3)
               Asset Mix/Spreads                     1
                                                   -----
               Total                                (5) b.p.


               Net Interest Margin 1Q02            3.93%


                                                   [KEYCORP LOGO]

               NONINTEREST INCOME 4Q01 VS. 1Q02
               in millions

               Noninterest Income 4Q01                $418
                 4Q01 Core Items:
               Principal investing writedowns           45
               Reserve for customer derivatives         15
               Demutualization income                  (10)

               Investment banking fees                 (10)
               Letter of credit & loan fees            (10)
               All other-net                            (5)
                                                       -----
               Total                                    25

               Noninterest Income 1Q02                $443

                                               [KEYCORP LOGO]

               NONINTEREST EXPENSE 4Q01 VS. 1Q02
               in millions

               Noninterest Expense 4Q01                 $702

               4Q01 Core Item:
               Demutualization contribution              (10)



               Goodwill accounting change (SFAS 142)     (20)
               Computer processing                       (11)
                                                         ----
               Total                                     (41)

               Noninterest Expense 1Q02                 $661

                                                   [KEYCORP LOGO]

               PEG COST SAVINGS

NONINTEREST EXPENSE: ACTUAL vs. INFLATIONARY GROWTH


(in millions)
                                    [GRAPH]

                                    1999           2000            2001              2002
Noninterest expense adjusted
  for inflation                    $2,776(b)     $2,869(c)       $2,949(d)      $3,020(e)
Noninterest expense (a)             2,776         2,789           2,769          2,770T
                                   ------        ------          ------         -------
Savings                            $   --        $   80          $  180         $   250
                                   ======        ======          ======         =======

(a) Total noninterest expense less significant nonrecurring items, adjusted for divested operations
(b)  CPI base
(c)  CPI + 3.4% (Bureau of Labor Statistics Jan-Dec 2000)
(d)  CPI + 2.8% (Bureau of Labor Statistics Jan-Nov 2001)
(e)  CPI + 2.5% (Estimate of 2.5% for 2002)

 T - Target for 2002


                                                   [LOGO]

               KEY CONSUMER BANKING
               in millions

                                [BAR GRAPH]

                            Revenue (TE)    Net Income (Loss)
                           -------------    -----------------
                           1Q01     1Q02      1Q01    1Q02
                           ----     ----      ---     ----
-Retail Banking            $325     $312      $59     $ 63
-Small Business              89       95       23       28
-Indirect Lending           106       91       18       10
-National Home Equity        41       60       (1)       1
                           ----     ----      ---     ----
   Total Key Consumer
    Banking                $561     $558      $99     $102
                           ====     ====      ===     ====

                                                   [KEYCORP LOGO]

               KEY CORPORATE FINANCE
               in millions

                                [BAR GRAPH]

                               Revenue (TE)       Net Income
                               -------------      ----------
                               1Q01     1Q02     1Q01   1Q02
                               ----     ----     ----   ----
-Corporate Banking             $191     $188      $52   $ 56
-National Commercial R/E         82       91       28     32
-National Equipment Finance      42       62        5     21
                               ----     ----      ---   ----

  Total Key Corporate
   Finance                     $315     $341      $85   $109
                               ====     ====      ===   ====

                                                   [KEYCORP LOGO]

               KEY CAPITAL PARTNERS
               in millions

                                 [BAR GRAPH]

                                   Revenue (TE)      Net Income
                                  --------------     -----------
                                  1Q01      1Q02     1Q01   1Q02
                                  ----      ----     ----   ----
-Victory Capital Management       $ 56      $ 53      $ 7    $ 8
-High Net Worth                    159       145       13     15
-Capital Markets                    81        78       10     13
                                  ----      ----      ---    ---
  Total Key Capital Partners      $296      $276      $30    $36
                                  ====      ====      ===    ===

                                                   [KEYCORP LOGO]

               NET CHARGE-OFFS BY LOAN TYPE

               in millions            1Q01     2Q01   3Q01    4Q01    1Q02
                                      ----     ----   ----    ----    ----

               Continuing Portfolio
               Commercial            $51.0    $39.9  $47.8   $62.3   $69.2
               Consumer               58.2     59.6   68.1    70.4    66.9
                                      ----     ----   ----    ----    ----
                                     109.2     99.5  115.9   132.7   136.1


               Run-off Portfolio & Loan Sales  71.3   57.0    87.2    70.2
                                               ----   ----    ----    ----

               Total Net C/O        $109.2   $170.8 $172.9  $219.9  $206.3


                                                   [KEYCORP LOGO]

               ASSET QUALITY INDICATORS

                                      TOTAL      TOTAL     CONTINUING   CONTINUING
                                    PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO
               $ in millions          4Q01       1Q02         4Q01         1Q02
                                      ----       ----         ----         ----
               Nonperforming Loans     $ 910      $ 973       $  679       $  765
               to EOP Loans             1.44%      1.52%        1.09%        1.21%


               Nonperforming Assets   $  947     $1,012       $  716       $  804
               to EOP Loans + OREO      1.49%      1.58%        1.15%        1.28%

               Net C/O                $  220     $  206       $  133       $  136
               to Average Loans         1.37%      1.32%        0.84%        0.88%

               Allowance              $1,677     $1,607       $1,402       $1,402
               to Total Loans           2.65%      2.51%        2.25%        2.22%
               to Nonperforming Loans    184%       165%         206%         183%

                                                   [KEYCORP LOGO]

               RUN-OFF PORTFOLIO &
               NONREPLENSHING RESERVES

               in millions


                              5/17/01   6/30/01  9/30/01 12/31/01  03/31/02
                              -------   -------  ------- --------  --------

               Commitments     $2,648   $2,393   $2,019   $1,694   $1,532

               Outstandings     1,611    1,423    1,176    1,023      941

               Allowance for
               Loan Losses        300      229      172      275      205


               NPLs               257      242      233      231      208



                                                   [KEYCORP LOGO]

               NONPERFORMING LOANS: 1Q02

                 1Q02 INCREASE IN NPL:            $63MM OR 7%


                 Largest NPL:       $24MM (Healthcare-CP)
                 10th Largest:      $13MM (Middle Market-CP)
                 20th Largest:      $ 9MM (Structured Finance-ROP)


               CP: Continuing Portfolio
               ROP:Run-off Portfolio




                                                   [KEYCORP LOGO]

               NONPERFORMING LOANS: 1Q02
               Composition of NPLs:

                                         (A)       (B)      (C)      (D)      (E)   (C)/(D)

                                       Average              % of     % of     NPL    Asset
                                        Total              Total    Total      %    Weighted
 $ In millions                          Loans      NPL      NPL     Loans    Loans    NPL
                                       ------     -----     ----    ----     ----     ---
               Middle Market           $9,434    $208.3     21.4%   14.9%    2.21%   1.43
               Healthcare               1,347     145.0     14.9     2.1    10.76    7.10
               Structured Finance       1,569     132.0     13.6     2.5     8.41    5.44
               Large Corporate          2,350      84.0      8.6     3.7     3.57    2.32
               Commercial Other        19,144     160.7     16.5    30.1     0.84    0.55
               Consumer (a)            29,644     242.8     25.0    46.7     0.82    0.54
                                       ------     -----     ----    ----     ----    ----

               Total                  $63,488    $972.8    100.0%  100.0%    1.52%

               (a) Includes Small Business loans



                                                   [KEYCORP LOGO]

               SECOND QUARTER 2002 OUTLOOK
               (COMPARED WITH 1Q02)


                 Revenue             Slight increase
                                      - Slightly higher loans
                                      - Relatively stable NIM
                                      - Modest fee growth


                 Expense             Slight increase


                 Credit Quality      NPAs are expected to increase modestly
                                     Slight increase in core net charge-offs





                                                   [KEYCORP LOGO]

                               APPENDIX


                                                   [KEYCORP LOGO]

               NONINTEREST INCOME


               in millions                        1Q01   2Q01  3Q01  4Q01  1Q02
                                                  ----   ----  ----  ----  ----
                Recurring Items
                1. Trust & Invest Services Inc.    $141  $132  $140  $137  $135
                2. Inv. Banking & Cap. Mkts. Inc.    65    72    46     6    72
                3. Service Charges on Deposits       84    90   107   106   100
                4. COLI Income                       27    27    28    32    26
                5. L/C & Loan Fees                   29    30    27    38    28
                6. Electronic Banking Fees           17    18    20    19    18
                7. Other Income                      92    29    86    80    64
                                                   ----  ----  ----  ----  ----
               Core Noninterest Income              455   398   454   418   443

                Non-core Items                        -     -     -     -     -
                                                   ----  ----  ----  ----  ----
               Total Noninterest Income            $455  $398  $454  $418  $443

                                                   [KEYCORP LOGO]

               NONINTEREST EXPENSE


               in millions                        1Q01   2Q01  3Q01  4Q01  1Q02
                                                  ----   ----  ----  ----  ----

                Recurring Items
                1. Personnel                       $364  $345  $334  $335  $363
                2. Net Occupancy & Equipment         95    96    97    96    91
                3. Computer Processing               62    63    62    65    54
                4. Marketing                         27    29    31    25    26
                5. Amortization of Intangibles       26    24    22    23     3
                6. Professional Fees                 18    19    26    25    21
                7. Postage & Delivery                17    16    16    14    15
                8. Telecommunications                11    12    10    11     8
                9. Other Expense                     78    82    85   108    80
                                                     --    --    --   ---    --
                 Core Noninterest Expense           698   686   683   702   661


                Non-core Items                        -   172     -     -     -
                                                    ---   ---   ---   ---   ---
               Total Noninterest Expense           $698  $858  $683  $702  $661

                                                   [KEYCORP LOGO]

         STATEMENT OF INCOME - REPORTED

       $ in millions, except per share data  1Q01    2Q01     3Q01  4Q01    1Q02
                                             ----    ----     ----  ----    ----
      Net Interest Income(TE)                $695    $719    $730   $726    $702
      Loan Loss Provision                     110     401     116    723     136
      Noninterest Income                      455     398     454    418     443
      Noninterest Expense                     698     858     683    702     661
                                             ----    ----    ----   ----    ----
                                              342    (142)    385   (281)    348
      Income Taxes and TE adj.                124      (6)    136   (107)    108
      Accounting Change, Net of Tax            (1)    (24)      -      -       -
                                             ----    ----    ----   ----    ----
      Net Income (Loss)                      $217   $(160)   $249  $(174)   $240
      Avg Common Shares O/S
      Assuming Dilution                     429.9   424.7   430.3  428.3   430.0

      EPS - Assuming Dilution               $0.51  $(0.38)  $0.58 $(0.41)  $0.56

                                            [KEYCORP LOGO]

         SIGNIFICANT NON-CORE ITEMS

         in millions                        1Q01   2Q01  3Q01  4Q01  1Q02
                                            ----   ----  ----  ----  ----

         Net Interest Income(TE)               -      -     -     -     -
         Loan Loss Provision                   -      -     -     -     -
         Noninterest Income                    -      -     -     -     -
         Noninterest Expense                   -   $172     -     -     -
                                                   ----
                                               -   (172)    -     -     -
         Income Taxes and TE adj.              -     (8)    -     -     -
         Acct. Change, Net of Tax              -    (24)    -     -     -
                                            ----   ----  ----  ----  ----
         Net Loss                              -  $(188)    -     -     -


         2Q01 Goodwill write-down, additional litigation reserves, restructuring and other one-time net charges, accounting change for retained interests


                                                   [KEYCORP LOGO]

            STATEMENT OF INCOME-CORE



            $ in millions, except per share data  1Q01  2Q01  3Q01   4Q01   1Q02
                                                  ----  ----  ----   ----   ----
            Net Interest Income(TE)               $695  $719  $730   $726   $702
            Loan Loss Provision                    110   401   116    723    136
            Noninterest Income                     455   398   454    418    443
            Noninterest Expense                    698   686   683    702    661
                                                   ---   ---   ---    ---    ---
                                                   342    30   385   (281)   348
            Income Taxes & TE adj.                 124     2   136   (107)   108
            Accounting Change, Net of Tax           (1)    -     -      -      -
                                                   ---   ---   ---    ---    ---
            Net Income                            $217  $ 28  $249  $(174)  $240
            Avg. Common Shares O/S
               Assuming Dilution                 429.9 424.7 430.3  428.3  430.0

            EPS - Core                           $0.51 $0.07 $0.58 $(0.41) $0.56



                                                   [KEYCORP LOGO]

               ASSET QUALITY INDICATORS


               CP: CONTINUING PORTFOLIO
               TP: TOTAL PORTFOLIO
                                                                                      CP         TP
               $ in millions                      1Q01     2Q01    3Q01    4Q01      1Q02       1Q02
                                                  ----     ----    ----    ----      ----       ----

               Nonperforming Loans                $713     $797    $885     $910      $765        $973
               to EOP Loans                       1.06%    1.20%   1.37%    1.44%     1.21%       1.52%


               Nonperforming Assets               $740     $823    $913     $947      $804      $1,012
               to EOP Loans + OREO                1.10%    1.23%   1.41%    1.49%     1.28%       1.58%


               Net C/O                            $109     $171    $173     $220      $136        $206
               to Average Loans                   0.66%    1.02%   1.04%    1.37%     0.88%       1.32%


               Allowance                        $1,001   $1,231  $1,174   $1,677    $1,402      $1,607
               to Total Loans                     1.49%    1.85%   1.82%    2.65%     2.22%       2.51%
               to Nonperforming Loans              140%     154%    133%     184%      183%        165%



                                                   [KEYCORP LOGO]

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KEYCORP
                                          -------------------------------
                                                   (Registrant)


Date:  April 17, 2002                             /s/ Lee Irving
                                          -------------------------------
                                          By:   Lee Irving
                                                Executive Vice President
                                                and Chief Accounting Officer